                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-14959

        Wisconsin                                          39-0971239
 (State of Incorporation)                      (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 17, 2005, Brady Corporation issued a press release announcing that Philip M. Gresh, Jr. has been elected to its Board of Directors. There was no arrangement or understanding pursuant to which Mr. Gresh was elected as a director, and there are no related party transactions between the Company and Mr. Gresh. Mr. Gresh will serve as a member of the Company's Technology Committee. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached herewith and incorporated by reference.









The following is furnished as an Exhibit to this Report.

Exhibit No.                Description of Exhibit

99.1                       Press Release of Brady Corporation, dated
                           November 17, 2005.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRADY CORPORATION

Date: November 21, 2005                      /s/ David Mathieson
                                             -----------------------------------
                                             David Mathieson
                                             Vice President &
                                             Chief Financial Officer